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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of earliest event reported):
                                 May 14, 2004


                      MORGAN STANLEY ABS CAPITAL II INC.
            (Exact Name of Registrant as Specified in its Charter)

Delaware                           333-82716-02              13-3948996
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(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
of Incorporation)                 Number)               Identification No.)

1585 Broadway, 2nd Floor
New York, New York                                  10036
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(Address of Principal                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 761-4000

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On May 14, 2004, Morgan Stanley ABS Capital II Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of March 31, 2004, between Morgan Stanley ABS Capital II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding the Morgan Stanley Auto Loan Trust 2004-HB1 (the "Trust"), (2) the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of March 31, 2004, among Morgan Stanley ABS Capital II Inc., as depositor, the Trust, as issuer, Morgan Stanley Asset Funding, Inc., as seller, The Huntington National Bank, as servicer and Wells Fargo Bank Minnesota, National Association, as indenture trustee and (3) an Assignment, Assumption and Recognition Agreement (the "Assignment, Assumption and Recognition Agreement"), dated as of March 31, 2004, between Morgan Stanley ABS Capital II Inc., as assignee, and Morgan Stanley Asset Funding, Inc., as assignor. Also on May 14, 2004, the Trust entered into an Indenture (the "Indenture"), dated as of March 31, 2004, between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee.

     On March 29, 2004, Morgan Stanley Asset Funding, Inc., as purchaser and The Huntington National Bank, as seller and servicer, entered into a Purchase and Servicing Agreement (the "Purchase and Servicing Agreement"), dated as of February 29, 2004.

     The Trust Agreement, the Sale and Servicing Agreement, the Assignment, Assumption and Recognition Agreement, the Indenture, the Purchase and Servicing Agreement and the Amendment to the Purchase and Servicing Agreement are annexed hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 respectively.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

         99.1   Amended and Restated Trust Agreement dated as of March 31,
                2004.

         99.2   Sale and Servicing Agreement dated as of March 31, 2004.

         99.3 Assignment, Assumption and Recognition Agreement dated as of March 31, 2004.

         99.4   Indenture dated as of March 31, 2004.

         99.5   Purchase and Servicing Agreement dated as of February 29, 2004.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORGAN STANLEY ABS CAPITAL II INC.



                                     By:  /s/ Jack Kattan
                                         --------------------------------------
                                          Name:  Jack Kattan
                                          Title:  Executive Director



Dated: May 20, 2004

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.          Description
-----------          -----------

99.1                 Amended and Restated Trust Agreement dated as of
                     March 31, 2004.
99.2                 Sale and Servicing Agreement dated as of March 31, 2004.
99.3 Assignment, Assumption and Recognition Agreement dated as of March 31, 2004.
99.4                 Indenture dated as of March 31, 2004.
99.5 Purchase and Servicing Agreement, dated as of February 29, 2004.